UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

PROCESSA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39531	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 21st Street, Suite 300 Vero Beach, FL	32960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 453-2899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 18, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of shares of common stock of the Company, representing at least one-third (1/3) of the voting power of the common stock of the Company issued and outstanding and entitled to vote as of the close of business on May 1, 2025, the record date for the Meeting, and constituting a quorum for the transaction of business.

At the Annual Meeting, the shareholders of the Company voted on the following four proposals:

1.	The election of all six directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified based on the following votes:

	Shares
Name	For	Against	Abstain	Broker Non-Votes
Justin Yorke	1,780,123	-	166,311	2,035,053
George Ng	1,782,499	-	163,935	2,035,053
Khoso Baluch	1,781,051	-	165,383	2,035,053
James Neal	1,782,912	-	163,522	2,035,053
Geraldine Pannu	1,784,075	-	162,359	2,035,053
Dr, David Young	1,812,043	-	134,391	2,035,053

2.	The issuance of shares of common stock upon exercise of the Series A and B Warrants sold pursuant to the Securities Purchase Agreements entered into on January 27, 2025, in accordance with Nasdaq listing rules was approved based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
1,646,114	275,707	24,613	2,035,053

3.	The appointment of Cherry Bekaert, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
3,752,298	166,735	62,454	-

4.	The advisory vote relating to compensation of our named executive officers was approved based on the following votes:

Shares
For	Against	Abstain	Broker Non-Vote
1,704,544	224,727	17,163	2,035,053

Item 9.01(d)	Financial Statements and Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCESSA PHARMACEUTICALS, INC.

Date: July 18, 2025	By:	/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer